Exhibit 10.4

SECOND AMENDMENT TO THE

WATTS WATER TECHNOLOGIES, INC. PENSION PLAN

WHEREAS, Watts Water Technologies, Inc., formerly known as Watts Industries, Inc. (the “Sponsoring Employer”), established the Watts Water Technologies, Inc. Pension Plan (the “Plan”), formerly known as the Watts Industries, Inc. Pension Plan, effective January 1, 1985 for the benefit of Eligible Employees; and

WHEREAS, the Sponsoring Employer has amended and restated the Plan from time to time, most recently effective January 1, 2006; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan pursuant to Section 13.01 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan effective January 1, 2009 to provide for the inclusion of eligible employees of Topway Global, Inc.

NOW THEREFORE, in consideration of the foregoing, the Plan is hereby amended as set forth herein effective January 1, 2009, except where noted.

1.                                      Effective January 1, 2009, Section 1.15 of the Plan shall be amended to add the following sentence to the end thereof:

“Effective January 1, 2009, the term ‘Employer’ includes Topway Global, Inc.”

2.                                      Effective January 1, 2009, Section 3.01(b) of the Plan shall be amended to add a new subsection (xxvii) as follows:

“(xxvii)  Effective January 1, 2009, a salaried employee of Topway Global, Inc. (‘Topway’), who became an Employee as a result of Topway’s acquisition by the Sponsoring Employer (the ‘Topway Acquisition’) shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2009 or the date the Eligible Employee meets the requirements of Section 3.01(a).  Such Eligible Employee’s service with Topway prior to acquisition by the Sponsoring Employer shall be taken into account for eligibility and vesting.  However, such Eligible Employee’s Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2009.”

3.                                      Effective January 1, 2009, Section 1.13 of Part A of the Plan shall be amended to add the following sentence to the end thereof:

“Effective January 1, 2009, the term ‘Employer’ includes Topway Global, Inc.”

4.                                      Effective January 1, 2009, Section 3.01(b) of Part A of the Plan shall be amended to add a new subsection (xxii) as follows:

“(xxii)   Effective January 1, 2009, an hourly employee of Topway Global, Inc. (‘Topway’) who became an Employee as a result of Topway’s acquisition by the Sponsoring Employer (the ‘Topway Acquisition’) shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2009 or the date the Eligible Employee meets the requirements of Section 3.01(a).  Such Eligible Employee’s service with Topway prior to acquisition by the Sponsoring Employer shall be taken into account for eligibility and vesting.  However, such Eligible Employee’s Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2009.”

5.                                      Except as otherwise provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this amendment to be executed by its duly authorized representative and its seal affixed hereto on this 19th day of December, 2008.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ William C. McCartney

THIRD AMENDMENT TO THE

WATTS WATER TECHNOLOGIES, INC. PENSION PLAN

WHEREAS, Watts Water Technologies, Inc., formerly known as Watts Industries, Inc. (the “Sponsoring Employer”), established the Watts Water Technologies, Inc. Pension Plan (the “Plan”), formerly known as the Watts Industries, Inc. Pension Plan, effective January 1, 1985 for the benefit of Eligible Employees; and

WHEREAS, the Sponsoring Employer has amended and restated the Plan from time to time, most recently effective January 1, 2006; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan pursuant to Section 13.01 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to clarify the definition of spouse and to comply with final regulations under Section 415 of the Internal Revenue Code and with certain provisions of the Pension Protection Act of 2006 (“PPA”); and

NOW, THEREFORE, the Plan is hereby amended, effective as specified below. This amendment and the First Amendment are intended to bring the Plan into good-faith compliance with PPA, and the PPA provisions of this amendment and the First Amendment shall be so construed:

1.                          The following new Section 1.33A, ‘Spouse’, is added effective January 1, 2009, as follows:

“1.33A       ‘Spouse’ means a person of the opposite sex who is legally married to the Participant in accordance with the laws of the state or jurisdiction in which the Participant is domiciled. Spouse shall also include a former Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.”

2.                          Section 5.02.3, ‘Information Furnished to Participant’, is hereby amended effective January 1, 2007 by replacing paragraphs (f) and (g) with the following paragraphs (f) and (g) and adding a paragraph (h) as follows:

“(f)                 The relative values of the optional forms of payment available under the Plan;

(g)                      A description of how much larger benefits will be and the availability of other optional forms of payment, if applicable, if the commencement of distributions is deferred; and

(h)                     Such other information as may be required under applicable regulations.”

3.                          Section 5.04, ‘Maximum Retirement Benefits’, is hereby amended effective January 1, 2008 to read as follows:

“5.04                MAXIMUM RETIREMENT BENEFITS

(a)                     In no event shall the annual benefit distributed or payable to any Participant exceed the Section 415 limit described in paragraph (b).  To the extent necessary to comply with Section 411(b) of the Code, if the benefit the Participant would otherwise accrue in a Limitation Year would produce an annual benefit in excess of the Section 415 limit described in paragraph (b), the benefit will be limited (or the rate of accrual reduced) to a benefit that does not exceed such limit.  This Section 5.04 is intended to comply with Section 415(b) of the Code, the terms of which are hereby incorporated by reference, and this Section shall be so construed.

(b)                     The Section 415 limit is lesser of (i) and (ii) below:

(i)                         the dollar limitation set forth in Section 415(b)(1)(A) of the Code, or

(ii)                      100% of the Participant’s average annual Section 415 Compensation (as defined in paragraph (d)) for the three consecutive calendar years (or, if his period of employment is less than three years, for his entire period of employment) during which he or she received the greatest aggregate Section 415 Compensation.

(c)                      In no event shall the limitations in paragraph (b) be less than $10,000 if the Participant has not at any time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

(d)                     The term “Section 415 Compensation” means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and including amounts which receive special tax benefits, including amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary reduction agreement under any plan described in Section 125, 132(f)(4), 401(k), 403(b) or 457(b) of the Code, but excluding amounts to any other plan of deferred compensation, and which are not includable in the Employee’s gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation, except as allowed by law.  Subject to paragraph (n), Section 415 Compensation for a Limitation Year is the Section 415 Compensation actually paid or made available during such Limitation Year.  Back pay, within the meaning of Treas. Reg. Section 1.415(c)-2(g)(8), shall be treated as Section 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition. Section 415 Compensation for any Limitation Year shall not exceed the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such Limitation Year begins.

(e)                      The dollar limitation described in paragraph (b)(i) above shall be increased by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code.  Such adjustment factor shall be applied to all Participants, including Participants and Beneficiaries receiving benefits from the Plan and to such items as the Secretary shall prescribe.

(f)                       If the benefit payable to a Participant commences prior to age 62, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of: (A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the straight life annuity commencing at his benefit commencement date, over the annual amount of the straight life annuity commencing at age 62 (both determined without regard to the Code Section 415 limits), or (B) such limit, after the application of an actuarial equivalent reduction from age 62 to his age as of his benefit commencement date, using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the benefit commencement date.  No adjustment shall be made to reflect the probability of a Participant’s death after the benefit commencement date and before age 62.

(g)                      If the benefit payable to a Participant commences after age 65, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of:

(A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity payable to the Participant (ignoring accruals after age 65) using the actuarial adjustments in Section 1.02(a) over the annual amount of the straight life annuity that would have been payable at age 65, or (B) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) actuarially increased using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the benefit commencement date.  The probability of the Participant dying after age 65 and before the age at which the payment of benefit would commence shall not be taken into account in increasing the dollar limitation under this paragraph (g).

(h)                     The annual benefit is a retirement benefit under the Plan which is payable annually in the form of a single life annuity.  If the benefit payable to a Participant is not in the normal form of payment nor in the form of a qualified joint and survivor annuity, and it is not payable in a form to which Section 417(e)(3) of the Code applies, then the maximum annual amount determined under paragraph (b) above shall be adjusted such that it is the greater of:

(i)                         the actuarial equivalent straight life annuity commencing at the same benefit commencement date as the form of benefit payable to the Participant using the Plan’s factors for determining Actuarial Equivalence, and

(ii)                      the actuarial equivalent straight life annuity commencing at the same benefit commencement date as the form of benefit payable to the Participant using an interest rate of 5% and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service for that benefit commencement date.

(i)                         If the benefit is payable in a form to which Code Section 417(e)(3) applies, the actuarially equivalent straight life annuity benefit shall be the greatest of:

(i)                         The annual amount of the straight life annuity commencing at the benefit commencement date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s factors for determining Actuarial Equivalence;

(ii)                      The annual amount of the straight life annuity commencing at the benefit commencement date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2); or

(iii)                   The annual amount of the straight life annuity commencing at the benefit commencement date that has the same actuarial present value as the particular form of benefit payable (computed using the applicable interest rate for the distribution under Treas. Reg. Section 1.417(e)-1(d)(3) and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2)), divided by 1.05.

Notwithstanding the foregoing, for a benefit that has a benefit commencement date in 2004 or 2005, the actuarially equivalent straight life annuity benefit shall be the greater of

(iv)                  The annual amount of the straight life annuity commencing at the benefit commencement date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s Actuarial Equivalence factors; or

(v)                     The annual amount of the straight life annuity commencing at the benefit commencement date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2).

Benefits with a benefit commencement date in 2004 shall be calculated in accordance with the requirements of Notice 2004-78, the terms of which are hereby incorporated by reference.

(j)                        If the Participant has completed less than 10 years of Plan participation, the dollar limitation determined under paragraph (b)(i) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Plan participation (or parts thereof) and the denominator of which is 10.

(k)                     If the Participant has completed less than 10 years of Service, the maximum amount determined under Section paragraph (b)(ii) and (c) (without regard to paragraph (b)(i) above) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Service (or parts thereof) and the denominator of which is 10.

(l)                         In no event shall the provisions of paragraph (j) or paragraph (k) above reduce the limitations in paragraph (b) to an amount less than one-tenth of such limitations, determined without regard to the provisions of paragraph (j) and paragraph (k).

(m)                 If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer or an Affiliated Employer, the sum of the Participant’s annual benefits from all such plans may not exceed the maximum permissible amount.

(n)                     (i)                         Section 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated employees, and no compensation is included in more than one Limitation Year.

(ii)                      Section 415 Compensation for a Limitation Year shall include compensation paid by the later of 2½ months after an Employee’s severance from employment with the Employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee’s severance from employment with the Employer maintaining the Plan, if:

(A)                   the payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer;

(B)                   the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

(C)                   the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

Any payments not described above shall not be considered Section 415 Compensation if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service.”

4.                          Section 12.09, ‘Direct Rollover Distributions’, is hereby amended effective January 1, 2008 to read as follows:

“12.09                      DIRECT ROLLOVER DISTRIBUTIONS

(a)                     Direct Rollovers.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  If an Eligible Rollover Distribution is less than $500, a Distributee may not make the election described in the preceding sentence to rollover a portion of the Eligible Rollover Distribution.

(b)                     Definitions.

(i)                         Eligible Rollover Distribution.  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectances) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and (iv) any other distribution(s) that is reasonably expected to total less than $200 during the year.  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to (i) an individual retirement account or annuity described in Section 408(a) or (b) of the Code; (ii) for taxable years beginning after December 31, 2001 and before January 1, 2007, to a qualified trust which is part of a defined contribution plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible; or (iii) for taxable years beginning after December 31, 2006, to a qualified trust or to an annuity contract described in Section 403(b) of the Code, if such trust or contract provides for separate accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(ii)                      Eligible Retirement Plan.  An Eligible Retirement Plan is an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified defined contribution plan described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution, or, effective January 1, 2008, an individual retirement account described in Section 408A of the Code.

(iii)                   Distributee.  A Distributee includes a Participant, a Participant’s surviving spouse, and the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.  Effective January 1, 2010, a Distributee also includes the Participant’s nonspouse designated Beneficiary under the Plan.  In the case of a nonspouse beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a), Section 408(b), or Section 408A of the Code (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.  Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

(iv)                  Direct Rollover.  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Direct rollovers shall be accomplished in accordance with procedures established by the Committee, including procedures for affirmatively waiving the minimum notice period described in Income Tax Regulation 1.402(c)-2.

The procedures established by the Committee shall be made in accordance with the rules set forth in Income Tax Regulation 1.401(a)(31)-1.

If the benefit payable to a Distributee constitutes an Eligible Rollover Distribution, the Committee shall furnish a notice, including an explanation of:

(a)                     the rules under which a distribution may be made in a direct rollover to an Eligible Retirement Plan;

(b)                     the tax withholding rules for direct rollovers and for the 60-day rollover option;

(c)                      the effect of a direct rollover election on subsequent periodic payments, if any; and

(d)                     the requirements for favorable tax treatment in accordance with applicable law.”

5.                          A new Section 12.10, ‘Funding-Related Benefit Restrictions’, is hereby added effective January 1, 2008 as follows:

“12.10        FUNDING-RELATED BENEFIT RESTRICTIONS

Notwithstanding any other provision of the Plan to the contrary, effective for Plan Years commencing on and after January 1, 2008, the Plan shall be subject to the funding-related restrictions of Section 436 of the Code, the terms of which are hereby incorporated by reference.”

6.                          Part A is hereby amended effective January 1, 2009 by adding the following new Section 1.26A, ‘Spouse’, as follows:

“1.26A       ‘Spouse’ means a person of the opposite sex who is legally married to the Participant in accordance with the laws of the state or jurisdiction in which the Participant is domiciled. Spouse shall also include a former Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.”

7.                          Part A, Section 5.02.3, ‘Information Furnished to Participant’, is hereby amended effective January 1, 2007 by replacing sub-paragraphs (f) and (g) with the following sub-paragraphs (f) and (g) and adding a sub-paragraph (h) as follows:

“(f)                 The relative values of the optional forms of payment available under the Plan;

(g)                      A description of how much larger benefits will be and the availability of other optional forms of payment, if applicable, if the commencement of distributions is deferred; and

(h)                     Such other information as may be required under applicable regulations.”

8.                          Part A, Section 5.04, ‘Maximum Annual Benefit’, is hereby amended effective January 1, 2008 to read as follows:

“5.04                MAXIMUM ANNUAL BENEFIT

(a)                     In no event shall the annual benefit distributed or payable to any Participant exceed the Section 415 limit described in paragraph (b).  To the extent necessary to comply with Section 411(b) of the Code, if the benefit the Participant would otherwise accrue in a Limitation Year would produce an annual benefit in excess of the Section 415 limit described in paragraph (b), the benefit will be limited (or the rate of accrual reduced) to a benefit that does not exceed such limit.  This Section 5.04 is intended to comply with Section 415(b) of the Code, the terms of which are hereby incorporated by reference, and this Section shall be so construed.

(b)                     The Section 415 limit is lesser of (i) and (ii) below:

(i)                         the dollar limitation set forth in Section 415(b)(1)(A) of the Code, or

(ii)                      100% of the Participant’s average annual Section 415 Compensation (as defined in paragraph (d)) for the three consecutive calendar years (or, if his period of employment is less than three years, for his entire period of employment) during which he or she received the greatest aggregate Section 415 Compensation.

(c)                      In no event shall the limitations in paragraph (b) be less than $10,000 if the Participant has not at any time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

(d)                     The term “Section 415 Compensation” means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and including amounts which receive special tax benefits, including amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary reduction agreement under any plan described in Section 125, 132(f)(4), 401(k), 403(b) or 457(b) of the Code, but excluding amounts to any other plan of deferred compensation, and which are not includable in the Employee’s gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation, except as allowed by law.  Subject to paragraph (n), Section 415 Compensation for a Limitation Year is the Section 415 Compensation actually paid or made available during such Limitation Year.  Back pay, within the meaning of Treas. Reg. Section 1.415(c)-2(g)(8), shall be treated as Section 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition. Section

415 Compensation for any Limitation Year shall not exceed the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such Limitation Year begins.

(e)                      The dollar limitation described in paragraph (b)(i) above shall be increased by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code.  Such adjustment factor shall be applied to all Participants, including Participants and Beneficiaries receiving benefits from the Plan and to such items as the Secretary shall prescribe.

(f)                       If the benefit payable to a Participant commences prior to age 62, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of: (A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the straight life annuity commencing at his Benefit Commencement Date, over the annual amount of the straight life annuity commencing at age 62 (both determined without regard to the Code Section 415 limits), or (B) such limit, after the application of an actuarial equivalent reduction from age 62 to his age as of his Benefit Commencement Date, using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the Benefit Commencement Date.  No adjustment shall be made to reflect the probability of a Participant’s death after the Benefit Commencement Date and before age 62.

(g)                      If the benefit payable to a Participant commences after age 65, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of: (A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity payable to the Participant (ignoring accruals after age 65) using the actuarial adjustments in Section 1.01(a) over the annual amount of the straight life annuity that would have been payable at age 65, or (B) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) actuarially increased using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the Benefit Commencement Date.  The probability of the Participant dying after age 65 and before the age at which the payment of benefit would commence shall not be taken into account in increasing the dollar limitation under this paragraph (g).

(h)                     The annual benefit is a retirement benefit under the Plan which is payable annually in the form of a single life annuity.  If the benefit payable to a Participant is not in the normal form of payment nor in the form of a qualified joint and survivor annuity, and it is not payable in a form to which Section 417(e)(3) of the Code applies, then the maximum annual amount determined under paragraph (b) above shall be adjusted such that it is the greater of:

(i)                         the actuarial equivalent straight life annuity commencing at the same Benefit Commencement Date as the form of benefit payable to the Participant using the Plan’s factors for determining Actuarial Equivalence, and

(ii)                      the actuarial equivalent straight life annuity commencing at the same Benefit Commencement Date as the form of benefit payable to the Participant using an interest rate of 5% and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service for that Benefit Commencement Date.

(i)                         If the benefit is payable in a form to which Code Section 417(e)(3) applies, the actuarially equivalent straight life annuity benefit shall be the greatest of:

(i)                         The annual amount of the straight life annuity commencing at the Benefit Commencement Date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s factors for determining Actuarial Equivalence;

(ii)                      The annual amount of the straight life annuity commencing at the Benefit Commencement Date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2); or

(iii)                   The annual amount of the straight life annuity commencing at the Benefit Commencement Date that has the same actuarial present value as the particular form of benefit payable (computed using the applicable interest rate for the distribution under Treas. Reg. Section 1.417(e)-1(d)(3) and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2)), divided by 1.05.

Notwithstanding the foregoing, for a benefit that has a Benefit Commencement Date in 2004 or 2005, the actuarially equivalent straight life annuity benefit shall be the greater of

(iv)                  The annual amount of the straight life annuity commencing at the Benefit Commencement Date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s Actuarial Equivalence factors; or

(v)                     The annual amount of the straight life annuity commencing at the Benefit Commencement Date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2).

Benefits with a Benefit Commencement Date in 2004 shall be calculated in accordance with the requirements of Notice 2004-78, the terms of which are hereby incorporated by reference.

(j)                        If the Participant has completed less than 10 years of Plan participation, the dollar limitation determined under paragraph (b)(i) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Plan participation (or parts thereof) and the denominator of which is 10.

(k)                     If the Participant has completed less than 10 years of Service, the maximum amount determined under Section paragraph (b)(ii) and (c) (without regard to paragraph (b)(i) above) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Service (or parts thereof) and the denominator of which is 10.

(l)                         In no event shall the provisions of paragraph (j) or paragraph (k) above reduce the limitations in paragraph (b) to an amount less than one-tenth of such limitations, determined without regard to the provisions of paragraph (j) and paragraph (k).

(m)                 If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer or an Affiliated Employer, the sum of the Participant’s annual benefits from all such plans may not exceed the maximum permissible amount.

(n)                     (i)                         Section 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated employees, and no compensation is included in more than one Limitation Year.

(ii)                      Section 415 Compensation for a Limitation Year shall include compensation paid by the later of 2½ months after an Employee’s severance from employment with the Employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee’s severance from employment with the Employer maintaining the Plan, if:

(A)                   the payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer;

(B)                   the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

(C)                   the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

Any payments not described above shall not be considered Section 415 Compensation if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service.”

9.                          Part A, Section 12.10, ‘Direct Rollover Distributions’, is hereby amended effective January 1, 2008 to read as follows:

“12.10                                  DIRECT ROLLOVER DISTRIBUTIONS

(a)                     Direct Rollovers.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  If an Eligible Rollover Distribution is less than $500, a Distributee may not make the election described in the preceding sentence to rollover a portion of the Eligible Rollover Distribution.

(b)                     Definitions.

(i)                         Eligible Rollover Distribution.  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectances) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and (iv) any other distribution(s) that is reasonably expected to total less than $200 during the year.  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to (i) an individual retirement account or annuity described in Section 408(a) or (b) of the Code; (ii) for taxable years beginning after December 31, 2001 and before January 1, 2007, to a qualified trust which is part of a defined contribution plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible; or (iii) for taxable years beginning after December 31, 2006, to a qualified trust or to an annuity contract described in Section 403(b) of the Code, if such trust or contract provides for separate accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(ii)                      Eligible Retirement Plan.  An Eligible Retirement Plan is an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified defined contribution plan described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution, or, effective January 1, 2008, an individual retirement account described in Section 408A of the Code.

(iii)                   Distributee.  A Distributee includes a Participant, a Participant’s surviving spouse, and the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.  Effective January 1, 2010, a Distributee also includes the Participant’s nonspouse designated Beneficiary under the Plan.  In the case of a nonspouse beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a), Section 408(b), or Section 408A of the Code (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.

Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

(iv)                  Direct Rollover.  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. Direct rollovers shall be accomplished in accordance with procedures established by the Committee, including procedures for affirmatively waiving the minimum notice period described in Income Tax Regulation 1.402(c)-2.

The procedures established by the Committee shall be made in accordance with the rules set forth in Income Tax Regulation 1.401(a)(31)-1.

If the benefit payable to a Distributee constitutes an Eligible Rollover Distribution, the Committee shall furnish a notice, including an explanation of:

(a)                     the rules under which a distribution may be made in a direct rollover to an Eligible Retirement Plan;

(b)                     the tax withholding rules for direct rollovers and for the 60-day rollover option;

(c)                      the effect of a direct rollover election on subsequent periodic payments, if any; and

(d)                     the requirements for favorable tax treatment in accordance with applicable law.”

10.                   A new Section 12.11 of Part A, ‘Funding-Related Benefit Restrictions’, is hereby added effective January 1, 2008 as follows:

“12.11        FUNDING-RELATED BENEFIT RESTRICTIONS

Notwithstanding any other provision of the Plan to the contrary, effective for Plan Years commencing on and after January 1, 2008, the Plan shall be subject to the funding-related restrictions of Section 436 of the Code, the terms of which are hereby incorporated by reference.”

11.                   Part B, Section 1.50, ‘Spouse’, is hereby amended effective January 1, 2009 to read as follows:

“1.50          ‘Spouse’ means a person of the opposite sex who is legally married to the Participant in accordance with the laws of the state or jurisdiction in which the Participant is domiciled. Spouse shall also include a former Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.”

12.                   Part B, Section 5.04, ‘Maximum Retirement Benefit’, is hereby amended effective January 1, 2008 to read as follows:

“5.04                MAXIMUM RETIREMENT BENEFIT

(a)                     In no event shall the annual benefit distributed or payable to any Participant exceed the Section 415 limit described in paragraph (b).  To the extent necessary to comply with Section 411(b) of the Code, if the benefit the Participant would otherwise accrue in a Limitation Year would produce an annual benefit in excess of the Section 415 limit described in paragraph (b), the benefit will be limited (or the rate of accrual reduced) to a benefit that does not exceed such limit.  This Section 5.04 is intended to comply with Section 415(b) of the Code, the terms of which are hereby incorporated by reference, and this Section shall be so construed. For purposes of this Section, Limitation Year shall mean the calendar year.

(b)                     The Section 415 limit is lesser of (i) and (ii) below:

(i)                         the dollar limitation set forth in Section 415(b)(1)(A) of the Code, or

(ii)                      100% of the Participant’s average annual Section 415 Compensation (as defined in paragraph (d)) for the three consecutive calendar years (or, if his period of employment is less than three years, for his entire period of employment) during which he or she received the greatest aggregate Section 415 Compensation.

(c)                      In no event shall the limitations in paragraph (b) be less than $10,000 if the Participant has not at any time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

(d)                     The term “Section 415 Compensation” means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and including amounts which receive special tax benefits, including amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary reduction agreement under any plan described in Section 125, 132(f)(4), 401(k), 403(b) or 457(b) of the Code, but excluding amounts to any other plan of deferred compensation, and which are not includable in the Employee’s gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation, except as allowed by law.  Subject to paragraph (n), Section 415 Compensation for a Limitation Year is the Section 415 Compensation actually paid or made available during such Limitation Year.  Back pay, within the meaning of Treas. Reg. Section 1.415(c)-2(g)(8), shall be treated as Section 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition. Section 415 Compensation for any Limitation Year shall not exceed the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such Limitation Year begins.

(e)                      The dollar limitation described in paragraph (b)(i) above shall be increased by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code.  Such adjustment factor shall be applied to all Participants, including Participants and Beneficiaries receiving benefits from the Plan and to such items as the Secretary shall prescribe.

(f)                       If the benefit payable to a Participant commences prior to age 62, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of: (A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the straight life annuity commencing at his Annuity Starting Date, over the annual amount of the straight life annuity commencing at age 62 (both determined without regard to the Code Section 415 limits), or (B) such limit, after the application of an actuarial equivalent reduction from age 62 to his age as of his Annuity Starting Date, using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the Annuity Starting Date.  No adjustment shall be made to reflect the probability of a Participant’s death after the Annuity Starting Date and before age 62.

(g)                      If the benefit payable to a Participant commences after age 65, the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) shall be the lesser of: (A) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity payable to the Participant (ignoring accruals after age 65) using the actuarial adjustments in Section 1.02(a) over the annual amount of the straight life annuity that would have been payable at age 65, or (B) the dollar limitation specified under paragraph (b)(i) above as adjusted by paragraph (e) actuarially increased using a 5 percent interest rate assumption and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service effective for the Annuity Starting Date.  The probability of the Participant dying after age 65 and before the age at which the payment of benefit would commence shall not be taken into account in increasing the dollar limitation under this paragraph (g).

(h)                     The annual benefit is a retirement benefit under the Plan which is payable annually in the form of a single life annuity.  If the benefit payable to a Participant is not in the normal form of payment nor in the form of a qualified joint and survivor annuity, and it is not payable in a form to which Section 417(e)(3) of the Code applies, then the maximum annual amount determined under paragraph (b) above shall be adjusted such that it is the greater of:

(i)                         the actuarial equivalent straight life annuity commencing at the same Annuity Starting Date as the form of benefit payable to the Participant using the Plan’s factors for determining Actuarial Equivalence, and

(ii)                      the actuarial equivalent straight life annuity commencing at the same Annuity Starting Date as the form of benefit payable to the Participant using an interest rate of 5% and the applicable mortality table as defined in Code Section 417(e)(3)(B) and as prescribed by Revenue Ruling 2007-67 and by subsequent guidance issued by the Commissioner of the Internal Revenue Service for that Annuity Starting Date.

(i)                         If the benefit is payable in a form to which Code Section 417(e)(3) applies, the actuarially equivalent straight life annuity benefit shall be the greatest of:

(i)                         The annual amount of the straight life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s factors for determining Actuarial Equivalence;

(ii)                      The annual amount of the straight life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2); or

(iii)                   The annual amount of the straight life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the particular form of benefit payable (computed using the applicable interest rate for the distribution under Treas. Reg. Section 1.417(e)-1(d)(3) and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2)), divided by 1.05.

Notwithstanding the foregoing, for a benefit that has an Annuity Starting Date in 2004 or 2005, the actuarially equivalent straight life annuity benefit shall be the greater of

(iv)                  The annual amount of the straight life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the particular form of benefit payable, computed using the Plan’s Actuarial Equivalence factors; or

(v)                     The annual amount of the straight life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the particular form of benefit payable, computed using a 5.5% interest assumption and the applicable mortality table for the distribution under Treas. Reg. Section 1.417(e)-1(d)(2).

Benefits with an Annuity Starting Date in 2004 shall be calculated in accordance with the requirements of Notice 2004-78, the terms of which are hereby incorporated by reference.

(j)                        If the Participant has completed less than 10 years of Plan participation, the dollar limitation determined under paragraph (b)(i) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Plan participation (or parts thereof) and the denominator of which is 10.

(k)                     If the Participant has completed less than 10 years of Service, the maximum amount determined under Section paragraph (b)(ii) and (c) (without regard to paragraph (b)(i) above) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant’s number of years of Service (or parts thereof) and the denominator of which is 10.

(l)                         In no event shall the provisions of paragraph (j) or paragraph (k) above reduce the limitations in paragraph (b) to an amount less than one-tenth of such limitations, determined without regard to the provisions of paragraph (j) and paragraph (k).

(m)                 If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer or an Affiliated Employer, the sum of the Participant’s annual benefits from all such plans may not exceed the maximum permissible amount.

(n)                     (i)                         Section 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated employees, and no compensation is included in more than one Limitation Year.

(ii)                      Section 415 Compensation for a Limitation Year shall include compensation paid by the later of 2½ months after an Employee’s severance from employment with the Employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee’s severance from employment with the Employer maintaining the Plan, if:

(A)                   the payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer;

(B)                   the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

(C)                   the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

Any payments not described above shall not be considered Section 415 Compensation if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service.”

13.                   Part B, Section 6.02(e), ‘Qualified Election’, is hereby amended effective January 1, 2007 to read as follows:

“(e)                With regard to the election, the Committee shall provide to the Participant no less than thirty (30) and no more than ninety (90) days before the Annuity Starting Date with a general notice of benefit distributions. The notice shall be in writing, shall be given to the Participant in person or by mail, and shall set forth an explanation of:

(i)                                                                                     The terms and conditions of the qualified joint and survivor annuity;

(ii)                                                                                  The Participant’s right to elect, and the effect of electing, to waive the qualified joint and survivor annuity;

(iii)                                                                               The rights of the Spouse;

(iv)                                                                              The right to revoke, and the effect of revoking, an election to waive the qualified joint and survivor annuity;

(v)                                                                                 The eligibility conditions and material features of the optional forms of payment available under the Plan;

(vi)                                                                              The relative values of the optional forms of payment available under the Plan;

(vii)                                                                           A description of how much larger benefits will be and the availability of other optional forms of payment, if applicable, if the commencement of distributions is deferred; and

(viii)                                                                        Such other information as may be required under applicable regulations.

The Annuity Starting Date for a distribution in a form other than a qualified joint and survivor annuity may be less than 30 days after receipt of the written explanation of the qualified joint and survivor annuity, provided: (i) the Participant has been provided with information that clearly indicates that the employee has at least 30 days to consider whether to waive the qualified joint and survivor annuity and elect (with spousal consent) a form of distribution other than a qualified joint and survivor annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the qualified joint and survivor annuity is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date the written explanation was provided to the Participant. The notice described above is not required if the Actuarial Equivalent value of the Participant’s nonforfeitable Accrued Benefit is less than or equal to $5,000 on the Participant’s Annuity Starting Date.”

14.                   Part B, Section 14.17, ‘Direct Rollover of Eligible Rollover Distributions’, is hereby amended effective January 1, 2008 to read as follows:

“14.17       Direct Rollover of Eligible Rollover Distributions

(a)                     Direct Rollovers.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  If an Eligible

Rollover Distribution is less than $500, a Distributee may not make the election described in the preceding sentence to rollover a portion of the Eligible Rollover Distribution.

(b)                     Definitions.

(i)                         Eligible Rollover Distribution.  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectances) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and (iv) any other distribution(s) that is reasonably expected to total less than $200 during the year.  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to (i) an individual retirement account or annuity described in Section 408(a) or (b) of the Code; (ii) for taxable years beginning after December 31, 2001 and before January 1, 2007, to a qualified trust which is part of a defined contribution plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible; or (iii) for taxable years beginning after December 31, 2006, to a qualified trust or to an annuity contract described in Section 403(b) of the Code, if such trust or contract provides for separate accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(ii)                      Eligible Retirement Plan.  An Eligible Retirement Plan is an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Section 408(a) of the

Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified defined contribution plan described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution, or, effective January 1, 2008, an individual retirement account described in Section 408A of the Code.

(iii)                   Distributee.  A Distributee includes a Participant, a Participant’s surviving spouse, and the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.  Effective January 1, 2010 a Distributee also includes the Participant’s nonspouse designated Beneficiary under the Plan.  In the case of a nonspouse beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a), Section 408(b), or Section 408A of the Code (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.  Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

(iv)                  Direct Rollover.  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Direct rollovers shall be accomplished in accordance with procedures established by the Committee, including procedures for affirmatively waiving the minimum notice period described in Income Tax Regulation 1.402(c)-2.

The procedures established by the Committee shall be made in accordance with the rules set forth in Income Tax Regulation 1.401(a)(31)-1.

If the benefit payable to a Distributee constitutes an Eligible Rollover Distribution, the Committee shall furnish a notice, including an explanation of:

(a)                     the rules under which a distribution may be made in a direct rollover to an Eligible Retirement Plan;

(b)                     the tax withholding rules for direct rollovers and for the 60-day rollover option;

(c)                      the effect of a direct rollover election on subsequent periodic payments, if any; and

(d)       the requirements for favorable tax treatment in accordance with applicable law.”

15.                   A new Section 14.19 of Part B, ‘Funding-Related Benefit Restrictions’, is hereby added effective January 1, 2008 as follows:

“14.19        Funding-Related Benefit Restrictions

Notwithstanding any other provision of the Plan to the contrary, effective for Plan Years commencing on and after January 1, 2008, the Plan shall be subject to the funding-related restrictions of Section 436 of the Code, the terms of which are hereby incorporated by reference.”

16.                   Except as otherwise provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this amendment to be executed by its duly authorized representative and its seal affixed hereto on this 11th day of September, 2009.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ Alan Hurley

FOURTH AMENDMENT TO THE

WATTS WATER TECHNOLOGIES, INC. PENSION PLAN

WHEREAS, Watts Water Technologies, Inc., formerly known as Watts Industries, Inc. (the “Sponsoring Employer”), established the Watts Water Technologies, Inc. Pension Plan (the “Plan”), formerly known as the Watts Industries, Inc. Pension Plan, effective January 1, 1985 for the benefit of Eligible Employees; and

WHEREAS, the Sponsoring Employer has amended and restated the Plan from time to time, most recently effective January 1, 2006; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan pursuant to Section 13.01 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan effective April 13, 2010 to provide for the inclusion of eligible employees of Blue Ridge Atlantic Enterprises and effective January 1, 2008 to clarify the early retirement provisions in accordance with the intent of the Board resolutions authorizing Amendment One; and

NOW, THEREFORE, the Plan is hereby amended, effective as specified below.

1.                                      Effective April 13, 2010, paragraph (b) of Section 3.01 “Participation Requirements” of the Plan shall be amended by adding a new subsection (xxviii) as follows:

“(xxviii)          Effective April 13, 2010, a salaried employee of Blue Ridge Atlantic Enterprises (‘BRAE’), who became an Employee as a result of BRAE’s acquisition by the Sponsoring Employer (the ‘BRAE Acquisition’), shall become an Eligible Employee under this Plan and shall become a Participant in the Plan on the date the Eligible Employee meets the requirements of Section 3.01(a).  Such Eligible Employee’s service with BRAE prior to acquisition by the Sponsoring Employer shall not be taken into account for purposes of eligibility or vesting, nor for purposes of earning prior Benefit Service. For avoidance of doubt, such Eligible Employee shall be considered as earning his or her first Hour of Service under the Plan no earlier than April 13, 2010.”

2.                                      Effective April 13, 2010, paragraph (b) of Section 3.01 “Participation Requirements” of Part A of the Plan  shall be amended by adding a new subsection (xxiii) as follows:

“(xxiii)            Effective April 13, 2010, an hourly employee of Blue Ridge Atlantic Enterprises (‘BRAE’), who became an Employee as a result of BRAE’s acquisition by the Sponsoring Employer (the ‘BRAE Acquisition’), shall become an Eligible Employee under this Plan and shall become a Participant in the Plan on the date the Eligible Employee meets the requirements of Section 3.01(a).  Such Eligible Employee’s service with BRAE prior to acquisition by the Sponsoring Employer shall not be taken into account for purposes of eligibility or vesting, nor for purposes of earning prior Benefit Service. For avoidance of doubt, such Eligible Employee shall be considered as earning his or her first Hour of Service under the Plan no earlier than April 13, 2010.”

3.                                      Effective January 1, 2008, the first paragraph of Section 4.02, “Early Retirement Date”, shall be amended to clarify the language under the First Amendment, to read as follows:

“Except as provided below, a Participant who has attained his Early Retirement Age prior to terminating his Service may elect upon written notice to the Committee to commence benefits on an Early Retirement Date, which is the first day of any month subsequent to the later of his Early Retirement Age and the date of such election and prior to his Normal Retirement Date. For purposes of this Section 4.02, Early Retirement Age is the date prior to termination of Service that a Participant:

(a)      Has attained his fifth-fifth (55th) birthday and has completed at least ten (10) years of Service; or

(b)      Effective for Participants with an Hour of Service on and after January 1, 2008, has attained his sixty-second (62nd) birthday and has completed at least five (5) years of Service.”

4.                                      Effective January 1, 2008, paragraph (a) of Section 6.02.2, “Early Commencement of a Vested Benefit”, shall be amended to read as follows:

“(a)         A Terminated Participant entitled to a Vested Benefit under Section 6.02 may elect to have such benefit commence at any time on or after the first day of the month coincident with or next following the date described in Section 4.02(a) only.  In such case and subject to the provisions of paragraph (b) below, his benefit shall be computed as in Section 6.021, but shall be reduced by 5/9 of 1% for each of the first sixty (60) months by which his benefit commencement date precedes his Normal Retirement Date, and by 5/18 of 1% for each month thereafter, if any, by which his benefit commencement date precedes his Normal Retirement Date..”

5.                                      Effective January 1, 2008, paragraphs (a), (b) and (c) of Section 7.03, “Amount of Surviving Spouse Benefit”, shall be amended by replacing the phrase “under Section 4.02” wherever it appears with the phrase “under Section 4.02(a) (or Section 4.02(b) if the Participant or Terminated Participant had already met the requirements under Section 4.02(b) before terminating employment)”.

6.                                      Effective January 1, 2008, the last paragraph of Section 4.02 of Part A, “Early Retirement Date”, shall be amended to clarify the language under the First Amendment, and to read as follows:

“Effective January 1, 2008, a Participant who has attained his Early Retirement Age prior to terminating his Service may elect upon written notice to the Committee to commence benefits on an Early Retirement Date, which is the first day of any month subsequent to the later of his Early Retirement Age and the date of such election and prior to his Normal Retirement Date. For purposes of this Section 4.02, Early Retirement Age is the date prior to termination of Service that a Participant:

(a)         Has attained his fifth-fifth (55th) birthday and has completed at least ten (10) years of Service; or

(b)         Effective for Participants with an Hour of Service on and after January 1, 2008, has attained his sixty-second (62nd) birthday and has completed at least five (5) years of Service.”

7.                                      Effective January 1, 2008, the first paragraph of Section 6.02.2 of Part A of the Plan, “Early Commencement of a Vested Benefit”, shall be amended to read as follows:

“A Terminated Vested Participant entitled to a Vested Benefit under Section 6.02 may elect to have such benefit commence at any time after he is eligible to elect an Early Retirement Date pursuant to Section 4.02(a) only.  In such case, his benefit shall be the Actuarial Equivalent of the benefit determined under Section 6.02.1.”

8.                                      Effective January 1, 2008, Section 7.03 of Part A of the Plan, “Amount of Surviving Spouse Benefit”, shall be amended by replacing the phrase “under Section 4.02” wherever it appears with the phrase “under Section 4.02(a) (or Section 4.02(b) if the Participant or Terminated Participant had already met the requirements under Section 4.02(b) before terminating employment)”.

9.                                      Effective January 1, 2008, Section 4.03(b) of Part B of the Plan, “Early Retirement”, shall be amended to read as follows:

“(b)         If a Participant separates from service before satisfying the age requirement for early retirement under Section 4.03(a)(i) above, but has satisfied the service requirement, the Participant will be entitled to elect commencement of his retirement benefit upon satisfaction of such age requirement.”

10.                              Effective January 1, 2008, Section 6.03 of Part B of the Plan, “Qualified Preretirement Survivor Annuity”, shall be amended by replacing the phrase “earliest retirement age” wherever it appears with the phrase “earliest retirement age under Section 4.03(a)(i) (or Section 4.03(a)(ii) if the vested Participant had already met the requirements under Section 4.03(a)(ii) before separating from service)”.

11.                               Except as otherwise provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this amendment to be executed by its duly authorized representative and its seal affixed hereto on this 4th day of August, 2010.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ Alan Hurley

FIFTH AMENDMENT TO THE

WATTS WATER TECHNOLOGIES, INC. PENSION PLAN

WHEREAS, Watts Water Technologies, Inc., formerly known as Watts Industries, Inc. (the “Sponsoring Employer”), established the Watts Water Technologies, Inc. Pension Plan (the “Plan”), formerly known as the Watts Industries, Inc. Pension Plan, effective January 1, 1985 for the benefit of Eligible Employees; and

WHEREAS, the Sponsoring Employer has amended and restated the Plan from time to time, most recently in 2010; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan pursuant to Section 13.01 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan (1) to comply with Section 436 of the Internal Revenue Code in accordance with the final Treasury Regulations and the modifications made by the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, and (2) to comply with certain provisions of the Heroes Earnings Assistance and Relief Tax Act of 2008 (the “HEART” Act); and

NOW, THEREFORE, the Plan is hereby amended, effective as specified below.

1.                                      The main part of the Plan (“Salaried”) and Parts A (“Hourly”) and B (“Jameco”) of the Plan, and in particular Section 12.10 of Salaried, Section 12.11 of Hourly and Section 14.19 of Jameco, ‘Funding-Related Benefit Restrictions’, respectively, are hereby amended as follows:

“SECTION ONE — PREAMBLE

1.1                   Adoption and Effective Date of Amendment. This Item 1 of the Fifth Amendment to the Plan is adopted to reflect certain provisions of the final Treasury Regulations under Section 436 of the Internal Revenue Code and the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010. This Item 1 of the Fifth Amendment to the Plan is intended as good faith compliance with the requirements of Code Section 436 and shall be so construed.

1.2                   Supersession of Inconsistent Provisions. This Item 1 of the Fifth Amendment to the Plan shall supersede the provisions of the Plan to the extent that those provisions are inconsistent with the provisions of this Item 1 of the Fifth Amendment.

SECTION TWO — FUNDING-BASED LIMITATION FOR THE 2008 AND 2009 PLAN YEARS

2.1                   Funding Based Limitations on Benefits and Benefit Accrual for the 2008 and 2009 Plan Years.

(a)       General.  The limitations of this Section 2.1 of Amendment Five shall apply to the Plan Years beginning January 1, 2008 and January 1, 2009. This Section is intended to comply with Code Section 436 and shall be so construed.

(b)       Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)        If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)      is less than sixty percent (60%), or

(B)      is sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)       Section 2.1(b)(i) shall not apply with respect to a Plan Year if an Employer makes an additional contribution or provides security in accordance with Code Sections 436(b)(2) and 436(f) or to the extent Section 2.1(b)(i) is otherwise inapplicable in accordance with Code Section 436(f).

(c)       Limitations on Plan Amendments Increasing Liability for Benefits.

(i)        No Plan amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take place in a Plan Year if the AFTAP for such Plan Year:

is less than eighty percent (80%), or

is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)       Section 2.1(c)(i) shall not apply with respect to a Plan Year if an Employer makes an additional contribution or provides security in accordance with Code Sections 436(b)(2) and 436(f) or to the extent Section 2.1(c)(i) is otherwise inapplicable in accordance with Code Section 436(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(d)       Limitations on Accelerated Benefit Distributions.

(i)        Funding Percentage Less than Sixty Percent (60%).  If the Plan’s AFTAP for a Plan Year is less than sixty percent (60%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year.

(ii)       Bankruptcy.  During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, the Plan shall not pay any Prohibited Payment.  The preceding sentence shall not apply on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for a Plan Year is not less than one hundred percent (100%).

(iii)      Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)      General.  If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of (1) fifty percent (50%) of the amount of the payment which could be made without regard to Section 2.1(d) or (2) the present value

(determined under guidance prescribed by the PBGC, using the interest and mortality assumptions under Code Section 417(e)) of the maximum guarantee with respect to the Participant under ERISA Section 4022.

(B)      One-Time Application.  In the case of a Participant with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 2.1(d)(iii)(A), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Sections 2.1(d)(i) or 2.1(d)(ii) apply.

This subsection (d) shall not apply for any Plan Year during which no benefit accrued with respect to any Participant during such Plan Year.

(e)       Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)        General.  If the Plan’s AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the valuation date for the Plan Year.  If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.  If the restrictions described in this paragraph take effect and subsequently cease to apply, the Plan shall not prospectively resume benefit accruals.  Further, the Plan shall not retroactively restore benefit accruals relating to the period during which the restrictions were in effect.

(ii)       Exemption.  Section 2.1(e)(i) shall not apply with respect to a Plan Year, effective as of the first day of the Plan Year, if an Employer makes an additional contribution or provides security in accordance with Code Sections 436(b)(2) and 436(f) or to the extent Section 2.1(e)(i) is otherwise inapplicable in accordance with Code Section 436(f).

(iii)      2009 Plan Year.  For the 2009 Plan Year, Section 2.1(e)(i) shall be applied by substituting the Plan’s AFTAP for the preceding Plan Year for the Plan’s AFTAP for the Plan Year, but only if the AFTAP for the preceding Plan Year is greater.

(f)        Definitions.  For purposes of this Section 2.1, the following terms have the following meanings:

(i)        “AFTAP” means, subject to paragraph (g), the “Adjusted Funding Target Attainment Percentage,” as described in Code Section 436(j)(2).

(ii)       “Prohibited Payment” means (1) any payment, in excess of the monthly amount paid under a single life annuity (plus any social security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant or Beneficiary whose annuity starting date (as defined in Code Section 417(f)(2)) occurs during any period a limitation under Section 2.1(d)(i) or (ii) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, and (3) any other payment specified by regulations.  A prohibited payment shall not include the payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(iii)      “Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(iv)      “Unpredictable Contingent Event Benefit” means any benefit payable solely by reason of an Unpredictable Contingent Event.

(g)       Special Rule for Certain Years.

(i)        With respect to an applicable provision, the determination of AFTAP shall be subject to Section 203(a)(2) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010.

(ii)       For purposes of this paragraph (g), the term “applicable provision” means:

(A)      Paragraph (d) of this Section 2.1, but only for purposes of applying such paragraph to a payment which, as determined under rules prescribed by the Secretary of Treasury, is a payment under a Social

Security leveling option which accelerates payments under the Plan before, and reduces payments after a Participant starts receiving Social Security benefits in order to provide substantially similar aggregate payments both before and after such benefits are received; and

(B)      Paragraph (e) of this Section 2.1.

SECTION THREE — FUNDING-BASED LIMITATION FOR 2010 AND LATER PLAN YEARS

3.1                   Funding Based Limitations on Benefits and Benefit Accrual for the 2010 and later Plan Years.

(a)       General.  The limitations of this Section 3.1 of Amendment Five shall apply effective January 1, 2010. This Section is intended to comply with Code Section 436 and the Treasury regulations promulgated thereunder and shall be so construed.

(b)       Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)        If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)      is less than sixty percent (60%), or

(B)      is percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)       Section 3.1(b)(i) shall not apply with respect to a Plan Year if an Employer makes an additional contribution or provides security in accordance with Code Sections 436(b)(2) and 436(f) or to the extent Section 3.1(b)(i) is otherwise inapplicable in accordance with Code Section 436(f).

(c)       Limitations on Plan Amendments Increasing Liability for Benefits.

(i)                         No Plan amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take place in a Plan Year if the AFTAP for such Plan Year:

(A)                  is less than eighty percent (80%), or

(B)                    is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)                      Section 3.1(c)(i) shall not apply with respect to a Plan Year if an Employer makes an additional contribution or provides security in accordance with Treasury Regulation Section 1.436-1(f) or to the extent Section 3.1(c)(i) is otherwise inapplicable in accordance with Treasury Regulation Section 1.436-1(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(d)                     Limitations on Accelerated Benefit Distributions.

(i)                         Funding Percentage Less than Sixty Percent (60%).  If the Plan’s AFTAP for a Plan Year is less than sixty percent (60%), a Participant or Beneficiary shall not be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date.

(ii)                      Bankruptcy.  During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment.  The preceding sentence shall not apply to payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for a Plan Year is not less than one hundred percent (100%).

(iii)                   Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)                  General.  If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date. The preceding sentence shall not apply if the present value of the portion of the benefit that is being paid in a Prohibited Payment (as described in Treasury Regulation Section 1.436-1(d)(3)(iii)(B)) does not exceed the lesser of (1) fifty percent (50%) of the present value of the benefit payable in the optional form of benefit that includes the Prohibited Payment or (2) one hundred percent (100%) of the PBGC maximum benefit guarantee amount (as described in Treasury Regulation Section 1.436-1(d)(3)(iii)(C)).

(B)                    Bifurcation Rules.  If an optional form of benefit that is otherwise available under the terms of the Plan is not available as of the Annuity Starting Date because of the application of Section 3.1(d)(iii)(A), then the Participant or Beneficiary shall be permitted to elect to (1) receive the unrestricted portion of the optional form of benefit (determined under the rules of Treasury Regulation Section 1.436-1(d)(3)(iii)(D)) at that Annuity Starting Date, determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the Plan, (2) commence benefits with respect to the participant’s or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same Annuity Starting Date that satisfies Treasury Regulation Section 1.436-1(d)(3)(i), or (3) defer commencement of the payments to the extent described in Treasury Regulation Section 1.436-1(d)(5). The alternative described under Treas. Reg. §1.436-1(d)(3)(ii)(C) shall not be available under the Plan.  With respect to clause (1), if the Participant or Beneficiary elects payment of the unrestricted portion of the benefit (determined under the rules of Treasury Regulation Section 1.436-1(d)(3)(iii)(D)) under

Section 3.1(d)(iii)(B)(1), then the Participant or Beneficiary shall be entitled to elect payment of the remainder of the Participant’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that Annuity Starting Date otherwise available under the Plan that would not have included a Prohibited Payment if that optional form applied to the entire benefit of the Participant or Beneficiary.

(C)                    One-Time Application.  In the case of a Participant with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 3.1(d)(iii)(A), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Sections 3.1(d)(i) or 3.1(d)(ii) apply.

(iv)                  This subsection (d) shall not apply for any Plan Year during which no benefit accrued with respect to any Participant during such Plan Year.

(e)                      Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)                         General.  If the Plan’s AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the applicable Section 436 Measurement Date.  If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.  If the restrictions described in this paragraph take effect and subsequently cease to apply, the Plan shall not prospectively resume benefit accruals.  Further, the Plan shall not retroactively restore benefit accruals relating to the period during which the restrictions were in effect.

(ii)                      Exemption.  Section 3.1(e)(i) shall not apply with respect to a Plan Year, effective as of the first day of the Plan Year, if an Employer makes an additional contribution or provides security in accordance with Treasury Regulation Section 1.436-1(f) or to the extent Section 3.1(e)(i) is otherwise inapplicable in accordance with Code Section 436(f).

(f)                        Special Rules of Operation for Periods Prior to and After Certification.

(i)                         Periods Prior to Certification During Which a Presumption Applies.  For any period during which a presumption under Code Section 436(h) and Treasury Regulation Sections 1.436-1(h)(1), (2) or (3) applies to the Plan, the limitations under Sections 3.1(b), (c), (d) and (e) shall be applied to the Plan as if the AFTAP for the year were the presumed AFTAP determined under the rules of Code Section 436(h) and Treasury Regulation Sections 1.436-1(h)(1), (2) or (3), as applicable, updated to take into account certain Unpredictable Contingent Event Benefits and Plan amendments in accordance with Code Section 436 and Treasury Regulation Section 1.436-1(g).

(ii)                      Periods After Certification of AFTAP.  Section 3.1(f)(i) shall no longer apply for a Plan Year on and after the date an enrolled actuary for the Plan issues a certification of the AFTAP of the Plan for the current Plan Year, provided that the certification is issued before the first day of the tenth (10th) month of the Plan Year.  For example, the limitations on Prohibited Payments under Section 3.1(d) shall apply for distributions with Annuity Starting Dates on and after the date of such certification using the certified AFTAP of the Plan for the Plan Year.  Similarly, the prohibitions on accruals under Section 3.1(e) as a result of the enrolled actuary’s certification that the AFTAP of the Plan for the Plan Year is less than sixty percent (60%) shall be effective as of the date of the certification, and any prohibition on accruals shall cease to be effective on the date the enrolled actuary issues a certification that the AFTAP for the Plan for the Plan Year is at least sixty percent (60%).

(g)                     Definitions.  For purposes of this Section 3.1, the following terms have the following meanings:

(i)                         “AFTAP” means, subject to paragraph (h), the “Adjusted Funding Target Attainment Percentage,” as described in Code Section 436(j)(2) and Treasury Regulation Section 1.436-1(j).

(ii)                      “Annuity Starting Date” has the meaning described in Treasury Regulation Section 1.436-1(j)(2).

(iii)                   “Prohibited Payment” means (1) any payment for a month that is in excess of the monthly amount paid under a straight life annuity (plus any social security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant or Beneficiary whose Annuity Starting Date occurs during any period a limitation under Section 3.1(d) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, (3) any transfer of assets and liabilities to another plan maintained by the Company (or by any member of the Company’s controlled group) that is made in order to avoid or terminate the application of the benefit limitations under Code Section 436, and (4) any other amount that is identified as a Prohibited Payment in IRS revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin.  A prohibited payment shall not include the payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(iv)                  “Section 436 Measurement Date” has the meaning described in Treasury Regulation Section 1.436-1(j)(8).

(v)                     “Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(vi)                  “Unpredictable Contingent Event Benefit” means any benefit or increase in benefits to the extent the benefit or increase would not be payable but for the occurrence of a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation.

(h)                     Special Rule for Certain Years.

(i)                         With respect to an applicable provision, the determination of AFTAP shall be subject to Section 203(a)(2) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010.

(ii)                      For purposes of this paragraph (g), the term “applicable provision” means:

(A)                  Paragraph (d) of this Section 3.1, but only for purposes of applying such paragraph to a payment which, as determined under rules prescribed by the Secretary of Treasury, is a payment under a Social Security leveling option which accelerates payments under the Plan before, and reduces payments after a Participant starts receiving Social Security benefits in order to provide substantially similar aggregate payments both before and after such benefits are received; and

(B)                    Paragraph (e) of this Section 3.1.”

2.                           The main part of the Plan (“Salaried”) and Part A (“Hourly”) and Part B (“Jameco”) of the Plan, are hereby amended to comply with certain provisions of the Heroes Earnings Assistance and Tax Relief Act of 2008 (the HEART Act). In particular, Article 16 of the Salaried section of the Plan, and Article 15 of Part A and Article XIV of Part B are hereby amended by adding the following provisions thereto:

“SECTION FOUR — PROVISIONS RELATING TO QUALIFIED MILITARY LEAVE UNDER THE HEROES EARNINGS ASSISTANCE AND RELIEF TAX ACT OF 2008

4.1                           Adoption and Effective Date of Amendment. This Item 2 of the Fifth Amendment to the Plan is adopted effective as described below to reflect certain provisions of the Heroes Earnings Assistance and Relief Tax Act (the ‘HEART Act’). This Item 2 of the Fifth Amendment to the Plan is intended as good faith compliance with the requirements of the HEART Act and shall be so construed.

4.2                           Supersession of Inconsistent Provisions. This Item 2 of the Fifth Amendment to the Plan shall supersede the provisions of the Plan to the extent that those provisions are inconsistent with the provisions of this Item 2 of the Fifth Amendment.

4.3                           Differential Wage Payments and Section 415 Compensation.  Effective January 1, 2009 the following provision shall apply with respect to a Participant who receives differential wage payments from the Employer during a period of qualified military service (within the meaning of Section 414(u) of the Code). The differential wage payments shall be recognized as compensation (within the meaning of Section 415(c)(3) of the Code) and thus shall be recognized in determining the maximum benefit limitation under Code Section 415.

4.4                           Survivor Benefits. This Section 4.4 shall apply to benefits payable to a surviving Spouse or a Beneficiary upon the Participant’s death on or after January 1, 2007 while the Participant (who had not incurred a termination of employment at the time that he or she commenced qualified military service) was performing qualified military service (within the meaning of Section 414(u) of the Code).  The surviving Spouse or Beneficiary, as the case may be, of the deceased Participant shall be entitled to the death benefit provided under the Plan as if the Participant had returned to employment with the Employer and then incurred a termination of employment with the Employer on account of his or her death.  For this purpose, a Participant’s qualified military service (within the meaning of Section 414(u) of the Code) shall be recognized as service for vesting purposes but shall not be recognized as service for benefit accrual purposes.”

3.                           Except as otherwise provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this amendment to be executed by its duly authorized representative and its seal affixed hereto on this 28th day of December, 2010.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ William C. McCartney

SIXTH AMENDMENT TO THE

WATTS WATER TECHNOLOGIES, INC. PENSION PLAN

WHEREAS, Watts Water Technologies, Inc., formerly known as Watts Industries, Inc. (the “Sponsoring Employer”), established the Watts Water Technologies, Inc. Pension Plan (the “Plan”), formerly known as the Watts Industries, Inc. Pension Plan, effective January 1, 1985 for the benefit of Eligible Employees; and

WHEREAS, the Sponsoring Employer has amended and restated the Plan from time to time, most recently restating the Plan effective January 1, 2006 and subsequently adopting additional amendments; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan pursuant to Section 13.01 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan: (i) to cease accruals, effective December 31, 2011; and (ii) to close participation, effective January 1, 2013;

NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as set forth below effective December 31, 2011, except as otherwise provided herein.

1.                                       Article 5 is hereby amended by adding the following new Section 5.13:

“5.13                  CESSATION OF PARTICIPATION AND ACCRUALS

(a)                      Notwithstanding any provision of the Plan to the contrary or any provision of Parts A or B appended to the Plan to the contrary, accruals hereunder shall cease effective December 31, 2011, subject to the terms of this section.

(b)                     An Eligible Employee’s Compensation, Final Average Compensation (and, for Parts A and B appended to the Plan, Social Security Compensation and Covered Compensation, respectively) and Benefit Service (or, for Parts A and B appended to the Plan, such other term of the same meaning) shall not increase after December 31, 2011.

(c)                      With respect to the compensation limit imposed by Section 401(a)(17) of the Code and described in Section 1.09 and the maximum benefit limit imposed by Section 415(b) of the Code and described in Section 5.04(a)(i), cost of living adjustments, statutory and/or regulatory increases after December 31, 2011 shall be disregarded in applying such respective limits.

(d)                     A Participant shall continue to accrue Service for purposes of vesting under Section 6.02 and attainment of an Early Retirement Date under Section 4.02.

(e)                      Effective January 1, 2013, Eligible Employees shall cease to accrue Service for purposes of eligibility to participate in the Plan under Section 3.01.

(f)                        A Participant’s Accumulated Contributions Account shall continue to be credited with interest in accordance with Section 1.01.

(g)                     Effective December 31, 2011 and subject to the general provisions of Section 1.29, a Participant’s Social Security Benefit shall be determined as follows:  if the Participant has satisfied the eligibility requirements for an Early Retirement Benefit prior to the earlier of his termination and December 31, 2011, his Social Security Benefit shall be based on the assumption that he received no further Compensation from the earlier of his termination and December 31, 2011 until he attained his Normal Retirement Age; and if the Participant has not satisfied the requirements for an Early Retirement Benefit prior to the earlier of his termination and December 31, 2011, his Social Security Benefit shall be based on the assumption that he remained in the service of the Employer until he reached his Normal Retirement Age and that he continued to receive the same rate of Compensation from the Employer as in effect on the earlier of his termination and December 31, 2011 until his Normal Retirement Age.”

2.                                       Except as otherwise provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly authorized representative and its seal affixed hereto on this 30th day of December, 2011.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ Myron Spektor
Director of Compensation and Benefits